UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    May 6, 2005

JOURNAL REGISTER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 West State Street, Trenton, New Jersey	08608
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 396-2200

Not Applicable

(Former Name or Former Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On May 6, 2005, Journal Register Company (the "Company") notified Ernst & Young LLP ("E&Y") that the Company's Audit Committee had dismissed E&Y as the independent registered public accounting firm for the Company.

The reports of E&Y on the Company's consolidated financial statements for the fiscal years ended December 26, 2004 and December 28, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 26, 2004 and December 28, 2003, and through May 6, 2005, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

During the fiscal years ended December 26, 2004 and December 28, 2003, and through May 6, 2005, there were no "reportable events" as that term is described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company has provided E&Y with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission. The Company requested E&Y to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from E&Y, dated May 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Effective May 6, 2005, the Company's Audit Committee engaged Grant Thornton LLP ("GT") as the Company's new independent registered public accounting firm. Neither the Company nor anyone on behalf of the Company had consulted with GT during the Company's two most recent fiscal years and during the subsequent interim period prior to the Company's engagement of GT regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

GT informed the Company that it has completed client acceptance procedures and has accepted the audit engagement. The Company provided GT with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.1    Letter of Ernst & Young LLP, dated May 10, 2005

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY

Date:    May 10, 2005

By: /s/ Jean B. Clifton Jean B. Clifton Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Description

16.1    Letter of Ernst & Young LLP, dated May 10, 2005